                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest reported): March 16, 2001

                                 LITE KING CORP

              (Exact name of registrant as specific in its charter)

                                    NEW YORK

                 (State or other jurisdiction of incorporation)

                   0-25105                         11-2996988
               (Commission File No.)            (IRS Employer
                                                Identification No.)

                              175 Courtland Avenue
                             Morton, Illinois 61550
              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code:        (309) 266-5771

                                       1

Item 1. CHANGE IN CONTROL OF REGISTRANT.

On March 9, 2001, Lite King Corp ("Lite King") entered into a written merger agreement, subject to due diligence, to acquire all of the assets and subsidiaries of National Cabling Services, Inc., an Illinois corporation
("National Cabling") who provides professional design and installation of structured cable systems and electronics in support of high speed telecommunication services such as LAN/WAN, VolP, PBX systems and outside plant systems. A written Agreement and Plan of Merger ("Agreement") was concluded on
March 16, 2001 which called for the merger of National Cabling with a wholly owned subsidiary of Lite King, Lite King Cabling Corp; the exchange of all outstanding common shares of National Cabling for common shares of Lite King;
and the resignation of the existing Board of Directors and Officers of Lite King and the appointment of National Cabling Services, Inc.'s Board of Directors and
Officers to fill their unexpired terms. The Agreement also called for a shareholder meeting to be called as soon as practicable to ratify the new Board of Directors' appointments. The Share Exchange and Business Reorganization pursuant to Section 368 of the Internal Revenue Code of 1986, as amended, were completed on March 16, 2001 and the new Directors and Officers appointed.

The total outstanding shares of Lite King as of March 16, 2001 were 7,633,649.
Pursuant to Agreement the following individuals exchanged National Cabling shares of common stock for shares of Lite King common stock, issued by Lite
King, one for one at $.001 par value, to become 5% or more owners.

Name and Address     Title of Class   Type of Ownership   Amount   Percent of Class

Craig Massner
175 Courtland Avenue
Morton, Il 61550              Common          Beneficial             1,194,109          15.60%

Paul Dexheimer
175 Courtland Avenue
Morton, Il 61550              Common          Beneficial                 715,100         10.67%

Wally Pennington
175 Courtland Avenue
Morton, Il 61550              Common          Beneficial              1, 207,664        15.82%

Eric Siebenthal
175 Courtland Avenue
Morton, Il 61550              Common          Beneficial                  699,939          9.16%

                                       2

Rob Personett
175 Courtland Avenue
Morton, Il 61550               Common          Beneficial              1,180,727       15.45%

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Effective March 16, 2001, Lite King Corp by merger, through its wholly owned subsidiary, Lite King Cabling Corp, acquired National Cabling., an Illinois corporation located in Morton, Illinois. The operations of National Cabling will be continued by Lite King under the name National Cabling. Lite King acquired current assets of approximately $738,244, and leasehold improvements and equipment of approximately $300,742 for total assets as of December 31, 2000 of
$1,038,986. Lite King acquired National Cabling in a share exchange of 5,149,029 shares, share for share pursuant to Section 368 of the Internal Revenue Code of
1986, as amended, under the Agreement. Prior to the merger, there was no material relationship between Lite King and National Cabling.

Item 3. BANKRUPTCY AND RECEIVERSHIP.

Not applicable.

Item 4. CHANGES IN REGISTRANT'S ACCOUNTANT.

Not applicable.

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Not applicable.

Item 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not applicable.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

          (a) National Cabling Audited Financial Statement as of December 31,
              2000 and 1999  including:

                  (1) Independent Auditor's Report
                  (2) Balance Sheets December 31, 2000 and 1999
                  (3) Liabilities and Stockholders Deficit
                  (4) Statements of Operations Years Ended December 31, 2000 and
                      1999

                                       3

                  (5) Statements of Stockholders Deficit Years Ended December
                      31, 2000 and 1999
                  (6) Statement of Cash Flows Years Ended December 31, 2000 and
                      1999
                  (7) Summary of Significant Accounting Policies December 31,
                      2000 and 1999
                  (8) Notes to Financial Statements December 31, 2000 and 1999
                  (9) Supplemental Information
                           (i)   Schedules of Cost of Sales

(b) Pro Forma Financial Information (unaudited).

         (a) Lite King's reviewed but unaudited Financial Statements as of
December 31, 2000 filed as part of its Form 10-QSB quarterly report for the quarterly period ending December 31, 2000 and incorporated herein by reference as if fully set forth.

                  (1) Accountants' Review Report
                  (2) Balance Sheets Assets December 31, 2000 and June 30, 2000
                  (3) Balance Sheets Liabilities and Shareholders Equity
                      December 31, 2000 and June 30, 2000
                  (4) Statements of Shareholders' Equity for the period July 1,
                      2000 to December 31, 2000
                  (5) Statements of Operations (Unaudited)
                  (6) Statements of Cash Flows (Unaudited)
                  (7) Notes to Financial Statements for the six months ended
                      December 31, 2000 and 1999
                  (8) Financial Information

                                TABLE OF CONTENTS

                                                                         PAGE

INDEPENDENT AUDITORS REPORT....................................................1

FINANCIAL STATEMENTS

                          Independent Auditor's Report

Board of Directors
National Cabling Services, Inc.
Morton, Illinois

We have audited the accompanying balance sheets of National Cabling Services,
Inc. as of December 31, 2000 and 1999, and the related statements of operations, stockholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

Except as discussed in the following paragraph, we conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We did not observe the physical inventory at December 31, 1999 and 1998 (stated
at $395,453 and $74,866, respectively), since those dates were prior to our initial engagement as auditors for the Company, and the Company's records do not permit adequate retroactive tests of inventory quantities.

In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary in the financial statements as of and for the year ended December 31, 1999, the statements of operations, stockholders'
deficit, and cash flows for the year ended December 31, 2000, had we been able to observe the physical inventory taken as of December 31, 1999 and 1998, the financial statements referred to above present fairly, in all material respects, the financial position of National Cabling Services, Inc. as of December 31,
2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary in the statements of operations, stockholders' deficit, and cash flows had we been able to observe the physical inventory taken as of December 31, 1999 and 1998, is presented fairly, in all material respects, in relation to the basic financial statements taken as a whole.

/s/   a1

Peoria, Illinois
January 12, 2001

                         NATIONAL CABLING SERVICES, INC.
                                 BALANCE SHEETS
                           December 31, 2000 and 1999

                                     ASSETS

                                                                                        2000               1999
                                                                                        ----               ----
CURRENT ASSETS
    Cash and cash equivalent                                                       $      14,128      $      10,171
     Security deposits                                                                    15,681                365

    Trade accounts receivable, less allowance for doubtful
       accounts of $24,190 in 2000 and $28,910 in 1999                                   365,099            500,263
     Accounts receivable from employees                                                       -               1,325

    Accounts receivable from stockholders                                                  9,423             55,265
    Inventories                                                                          235,135            395,453
    Costs and estimated earnings in excess of billings
       on uncompleted contracts                                                           98,778            164,267
                                                                                  ----------------   --------------

              Total current assets                                                       738,244          1,127,109
                                                                                  ---------------    -------------

LEASEHOLD IMPROVEMENTS AND EQUIPMENT
    Leasehold improvements                                                                25,152             13,764
    Office furniture and fixtures                                                         30,870             22,997
    Vehicles                                                                             265,414            204,313
     Warehouse equipment                                                                   2,893              2,893

    Computers                                                                            195,479            169,870
     Equipment under capital lease
                                                                                          82,237                 -
                                                                                  ----------------   --------------
              Total, at cost                                                             602,045            413,837
    Less accumulated depreciation                                                        301,303            161,170
                                                                                  ---------------    --------------

              Total leasehold improvements and equipment                                 300,742            252,667
                                                                                  ---------------    --------------

TOTAL ASSETS                                                                       $ 1,038,986        $ 1,379,776
                                                                                  =============      ============

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

                                                                                        2000               1999
                                                                                        ----               ----
CURRENT LIABILITIES
     Bank overdraft                                                                 $        -        $      6,675

    Accounts payable                                                                     429,924           573,008
    Notes payable to bank                                                                354,096           348,526
    Current maturities of long-term debt                                                  55,686            49,057
     Current maturities of obligations under capital lease                                32,352                 -

    Accrued sales tax                                                                     38,811            34,177
    Accrued payroll                                                                       44,985            53,114
     Accrued vacation                                                                     28,359                -

     Other accrued liabilities                                                               -               4,362
                                                                                  ---------------    -------------

              Total current liabilities                                                  984,213         1,068,919
                                                                                  ---------------    -------------

LONG-TERM LIABILITIES
    Long-term debt, less current maturities above                                          45,627          103,129
     Obligations under capital lease, less current maturities                              27,734               -

    Notes payable to stockholders                                                         624,794          578,867
                                                                                  ---------------    --------------

              Total long-term liabilities                                                 698,155          681,996
                                                                                  ---------------    --------------

              Total liabilities                                                         1,682,368        1,750,915
                                                                                  ---------------    -------------

STOCKHOLDERS' DEFICIT
    Common stock, no par value;  430 Class A and 570 Class B shares  authorized, issued,
        and outstanding                                                                     1,000            1,000

    Retained deficit                                                                     (644,382)        (372,139)
                                                                                  ----------------   --------------

              Total stockholders' deficit                                                (643,382)        (371,139)
                                                                                  ----------------   --------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                        $    1,038,986      $ 1,379,776
                                                                                  ===============   ===============

                These financial statements should be read only in
                   connection with the accompanying summary of
                         significant accounting policies
                       and notes to financial statements.

                         NATIONAL CABLING SERVICES, INC.
                            STATEMENTS OF OPERATIONS
                     Years Ended December 31, 2000 and 1999

                                                                                             2000              1999
                                                                                             ----              ----

NET SALES                                                                               $ 4,913,160       $ 3,303,959

COST OF SALES                                                                             4,105,955         2,307,995
                                                                                       --------------    -------------
              Gross profit                                                                  807,205           995,964
                                                                                       ---------------   --------------

OPERATING EXPENSES
     Advertising                                                                              1,313            8,141

     Bad debt expense                                                                         1,130           28,910

    Administrative salaries                                                                 506,844          361,129
     Meals and entertainment                                                                 15,559            8,260

    Office rent expense                                                                      52,748           45,643
    Professional fees                                                                        35,882           17,190
    Group insurance                                                                          38,028           27,345
     Utilities                                                                               18,135            9,783

    Telephone                                                                                90,146           73,771
    Auto and truck expense                                                                   30,205           28,357
    Depreciation expense                                                                     47,208           45,322
     Miscellaneous                                                                            4,972           11,558

     Equipment rental                                                                            -             7,166

     Temporary living expenses                                                                3,577               -

    Office supplies                                                                          58,754            56,192
                                                                                       ----------------  ---------------
              Total operating expenses                                                      904,501           728,767
                                                                                       ---------------   --------------

              Income (loss) from operations                                                 (97,296)          267,197
                                                                                       ---------------   --------------

OTHER INCOME (EXPENSE)
     Other income                                                                             2,347                1

    Interest expense                                                                        (127,817)         (115,571)
     Loss on sale of equipment                                                                  (527)           (3,499)
                                                                                       --------------     ---------------

              Total other income (expense)                                                  (125,997)         (119,069)
                                                                                       --------------    --------------

NET INCOME (LOSS)                                                                       $   (223,293)      $    148,128
                                                                                       =============     =============

                These financial statements should be read only in
                   connection with the accompanying summary of
                         significant accounting policies
                       and notes to financial statements.

                         NATIONAL CABLING SERVICES, INC.
                       STATEMENTS OF STOCKHOLDERS' DEFICIT
                     Years Ended December 31, 2000 and 1999

                                                                                          Common        Retained
                                                                           Total           Stock         Deficit

BALANCE, DECEMBER 31, 1998                                             $(519,267)        $ 1,000      $(520,267)

     Net income                                                          148,128              -         148,128
                                                                       ------------     -----------   -----------

BALANCE, DECEMBER 31, 1999                                              (371,139)          1,000       (372,139)

     Net loss                                                           (223,293)             -        (223,293)

     Dividends                                                           (48,950)             -         (48,950)

BALANCE, DECEMBER 31, 2000                                             $(643,382)        $ 1,000      $(644,382)
                                                                      ===========       =========    ===========

                         NATIONAL CABLING SERVICES, INC.
                            STATEMENTS OF CASH FLOWS
                     Years Ended December 31, 2000 and 1999

                                                                                                     2000             1999
                                                                                                     ----             ----
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income (loss)                                                                            $(223,293)       $ 148,128
    Adjustments to reconcile net income (loss) to net cash
       provided by operating activities:
       Provision for bad debts                                                                       1,130           28,910
       Depreciation                                                                                142,263           72,671
        Loss on sale of equipment                                                                      527            3,499

       Notes payable to stockholders issued in lieu of interest payment                             33,876           61,199
       Effects of changes in operating assets and liabilities:
           Security deposits                                                                       (15,316)            (365)
           Trade accounts receivable                                                               134,034            7,292
           Accounts receivable from employees                                                        1,325           (1,325)
           Accounts receivable from stockholders                                                    45,842          (55,265)
           Inventories                                                                             160,318         (320,587)
           Costs and estimated earnings in excess of billings
              on uncompleted contracts                                                              65,489         (164,267)
           Accounts payable                                                                       (143,084)         363,634
           Accrued sales tax                                                                         4,634           12,188
           Accrued payroll                                                                          (8,129)          30,707
            Accrued vacation                                                                        28,359               -

           Other accrued liabilities                                                                (4,362)         (74,401)
                                                                                                --------------   ------------
              Net cash provided by operating activities                                            223,613          112,018
                                                                                                -------------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
    Proceeds from sale of equipment                                                                  1,500           4,359
    Purchase of leasehold improvements and equipment                                              (110,128)       (254,712)
                                                                                                ------------     -----------
              Net cash used in investing activities                                               (108,628)       (250,353)
                                                                                                ------------     -----------

CASH FLOWS FROM FINANCING ACTIVITIES
    Net increase (decrease) in bank overdraft                                                       (6,675)          6,675
    Net borrowings (payments) under line-of-credit                                                   5,570          90,526
    Payments on obligations under capital lease                                                    (22,151)             -

    Payments on long-term debt                                                                     (50,873)        (99,764)
    Proceeds from notes payable to stockholders                                                     47,664         464,637
    Payments on notes payable to stockholders                                                      (35,613)       (322,236)
     Dividends paid                                                                                (48,950)             -
                                                                                                -------------    -----------

              Net cash provided by (used in) financing activities                                 (111,028)        139,838
                                                                                                ------------     -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                            3,957           1,503

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                                        10,171           8,668
                                                                                                --------------   -------------

CASH AND CASH EQUIVALENTS, END OF YEAR                                                          $   14,128      $   10,171
                                                                                                =============    ===========

                These financial statements should be read only in
                   connection with the accompanying summary of
                         significant accounting policies
                       and notes to financial statements.

                         NATIONAL CABLING SERVICES, INC.
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                           December 31, 2000 and 1999

National Cabling Services, Inc. was incorporated on June 21, 1995 in the state of Illinois. The Company's principal business activity is the design and installation of cabling for computer networks. The Company's fiscal year ends on
December 31. Significant accounting policies followed by the Company are presented below.

USE OF ESTIMATES IN PREPARING FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

CASH EQUIVALENTS

The Company considers all liquid investments with a maturity of three months or less when purchased to be cash equivalents.

INVENTORIES

Inventories are stated at the lower of cost or market with cost determined on a first-in, first-out (FIFO) basis.

LEASEHOLD IMPROVEMENTS AND EQUIPMENT

Leasehold improvements are depreciated on the straight-line or accelerated methods over their estimated useful lives, which range from five to thirty-nine years.

Equipment consists of various warehouse equipment, vehicles, computer equipment, and office furniture and equipment. These assets are depreciated on the straight-line or accelerated methods over their estimated useful lives, which range from three to seven years.

ADVERTISING

The Company expenses advertising costs as incurred.

This information is an integral part of the accompanying financial statements.

                         NATIONAL CABLING SERVICES, INC.
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                           December 31, 2000 and 1999

INCOME TAXES

Deferred income taxes are provided on temporary differences between financial statement and income tax reporting. Temporary differences are differences between the amounts of assets and liabilities reported for financial statement purposes and their tax bases. Deferred tax assets are recognized for temporary differences that will be deductible in future years' tax returns and for operating loss and tax credit carryforwards. Deferred tax assets are reduced by a valuation allowance if it is deemed more likely than not that some or all of the deferred tax assets will not be realized. Deferred tax liabilities are recognized for temporary differences that will be taxable in future years' tax returns.

Prior to October 1, 2000 the Company had elected, with consent of the shareholders, to have its income and credits reported on the tax return of the shareholders.

RECOGNITION OF REVENUES AND COST

The Company maintains its accounting records on the accrual basis of accounting.
Revenues from fixed-price installation contracts are recognized on the percentage-of-completion method, measured by the percentage of actual cost incurred to date to estimated total cost for each contract (cost-to-cost method). This method is used because management considers actual expended cost to be the best available measure of progress on these contracts. Revenues from cost-plus-fee contracts are recognized on the basis of costs incurred during the period plus the fee earned, measured by the cost-to-cost method.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, payroll taxes, union fringes, and insurance costs. Selling, general, and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

The current asset, "Costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed. The current liability, "Billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenues recognized.

Contracts less than $10,000 are included in material inventory due to size and short duration.

                         NATIONAL CABLING SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 2000 and 1999

NOTE 1 - COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

Costs and estimated earnings on uncompleted contracts at December 31, 2000 and
1999 are summarized as follows:

                                                                                           2000           1999
                                                                                           ----           ----

Costs incurred on uncompleted contracts                                               $    465,768   $     369,389
Estimated earnings                                                                         193,139         159,721
                                                                                      ------------   -------------
                                                                                           658,907         529,110
Less billings to date                                                                     (560,129)       (364,843)
                                                                                      ------------   -------------

Total                                                                                 $     98,778   $     164,267
                                                                                      ============   =============

The above is included in the accompanying balance sheet under the following captions:

                                                                                           2000           1999
                                                                                           ----           ----
Costs and estimated earnings in excess of
     billings on uncompleted contracts                                                 $    98,778   $     164,267
                                                                                       ===========   =============

NOTE 2 - DEBT

Note Payable to Bank

The note payable to bank is a $400,000 and $350,000 revolving line of credit as of December 31, 2000 and 1999, respectively, of which $354,096 was used as of
December 31, 2000 and $348,526 was used as of December 31, 1999. Amounts drawn against the line of credit are payable on July 26, 2001 and bear interest at the local prime lending rate plus 1.0 percent (10.0 and 10.5 percent at December 31,
2000 and 1999, respectively). The line of credit is collateralized by substantially all of the Company's assets.

Notes Payable to Stockholders

The notes payable to stockholders are unsecured demand notes and bear interest at rates ranging from 10 - 18 percent per year. The stockholder debt is subordinated to Marquette Bank.

$326,025 and $339,636 at December 31, 2000 and 1999, respectively, of the notes payable to stockholders was created by two stockholders personally obtaining a loan at Marquette Bank. The stockholders loaned these funds to the Company, and the Company is making the monthly payments on the bank loan. The bank loan requires monthly installments of $3,473 including interest at 8.50 percent per year, with final payment due in June 2014, secured by real estate mortgages from two stockholders and assignment of $1,950,000 of life insurance on the lives of various stockholders.

                         NATIONAL CABLING SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 2000 and 1999

NOTE 2 - DEBT (CONTINUED)

Long-term Debt

Long-term debt consists of the following:
                                                                                           2000           1999
                                                                                           ----           ----
Commercial note payable to Marquette Bank, requiring monthly installments of
$1,111 including interest at 8.75 percent per year, with final payment due in
June 2002, secured by substantially all of the Company's assets.                      $   18,616        $ 29,830

Commercial note payable to Marquette Bank, requiring monthly installments of
$4,055 including interest at 8.25 percent per year, with final payment due in
October 2002, secured by various vehicles.                                                82,697         122,356
                                                                                       -----------   -------------

Total                                                                                    101,313         152,186

Less current portion                                                                      55,686          49,057
                                                                                       -----------   -------------

Long-term portion                                                                    $    45,627       $ 103,129
                                                                                       ===========   =============

Future maturities of long-term debt are as follows:

2001                                                                                                 $      55,686
2002                                                                                                        45,627
                                                                                                     -------------

Total                                                                                                $     101,313
                                                                                                     =============

NOTE 3 - OBLIGATIONS UNDER CAPITAL LEASE

The Company is leasing equipment under capitalized leases which expire at various dates through March 2003. Accumulated depreciation on the equipment as of December 31, 2000 is $13,750.

Future minimum lease payments under these leases are as follows:

2001                                                                                                   $    37,864
2002                                                                                                        26,367
2003                                                                                                         2,778
                                                                                                       -----------

Total minimum lease payments                                                                                67,009

Less amounts representing interest                                                                           6,923
                                                                                                       -----------

Present value of minimum lease payments                                                                $    60,086
                                                                                                       ===========

                         NATIONAL CABLING SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 2000 and 1999

NOTE 4 - ADVERTISING

Advertising expense for the years ended December 2000 and 1999 totaled $1,313 and $8,141, respectively.

NOTE 5 - CASH FLOW DISCLOSURES

Cash paid for interest and income taxes was as follows:

                                                                                           2000           1999
                                                                                           ----           ----

Interest                                                                              $    131,794   $     115,129
Income taxes                                                                                    -               -

The Company had the following noncash investing and financing transactions:

During 2000 and 1999, the Company issued new long-term stockholder notes in the amount of $33,876 and $61,199, respectively, in lieu of paying interest on outstanding stockholder notes.

During 2000 the Company purchased equipment for $82,237 for which long-term financing was provided by the seller.

NOTE 6 - LEASE COMMITMENTS

The Company leases office and warehouse space, as well as equipment, under noncancellable operating leases expiring in various years through 2003. Future minimum lease payments under these leases are as follows:

2001                                                                                                 $      73,453
2002                                                                                                        28,131
2003                                                                                                         1,645
                                                                                                     -------------

Total                                                                                                $     103,229
                                                                                                     =============

Total rental expense for the years ended December 31, 2000 and 1999 was $84,544 and $68,884, respectively.

 This information is an integral part of the accompanying financial statements.

                                       10

                         NATIONAL CABLING SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 2000 and 1999

NOTE 7 - SIGNIFICANT CONCENTRATIONS

Generally accepted accounting principles require disclosure of information about certain significant estimates and current vulnerabilities due to certain concentrations. These matters include the following:

Approximately 86 and 68 percent of the Company's net sales for the years ended
December 31, 2000 and 1999, respectively, were from one unrelated customer. The accounts receivable from this customer at December 31, 2000 and 1999 were
$91,852 and $304,114, respectively.

NOTE 8 - SUBSEQUENT EVENTS

Effective January 8, 2001, options to purchase common stock were issued. On
February 16, 2001 all options were exercised resulting in a total of 200,000 shares of common stock being issued. Also on February 16, 2001 51,490 shares of common stock were issued pursuant to an option agreement dated November 1, 2000.

Effective January 8, 2001, warrants were issued to convert debt to common stock.
On February 16, 2001 all warrants were surrendered and common stock was issued resulting in $298,769 of debt being converted to 597,539 shares of common stock.

Effective January 16, 2001, the Company amended its articles of incorporation.
The purpose of the amendment was as follows:

       Abolished the two classes of common stock and designated the 1,000 shares outstanding as common stock without reference to series.

       Authorized  the number of shares of common stock authorized to be increased to 10,000,000 and authorized 1,000,000 shares of preferred stock.

       Split the 1,000 shares of common stock outstanding pro-rata into
       4,300,000 shares of common stock with no par value.

NOTE 9 - CONTINGENCY

The Company is a co-defendant in a lawsuit filed by a group of former employees claiming they were not paid prevailing wages on a 1996 project. Outside counsel for the Company has advised that at this stage in the proceedings, he cannot offer an opinion as to the probable outcome.

                                       11

                            SUPPLEMENTAL INFORMATION

                         NATIONAL CABLING SERVICES, INC.
                           SCHEDULES OF COST OF SALES
                     Years Ended December 31, 2000 and 1999

                                                2000              1999

DIRECT MATERIALS USED                     $ 2,397,128        $1,341,258

DIRECT LABOR                                1,453,914           791,299

OVERHEAD
Travel                                             -              2,168
Group insurance                                37,239             9,814
Depreciation                                   95,055            25,655
Rent                                           31,796            23,241
Vehicles                                       15,575            21,349
Insurance                                      28,094            19,979
Miscellaneous                                  31,541            57,682
Sales tax expense                              15,613            15,550

        Total overhead                        254,913           175,438

TOTAL COST OF SALES                        $4,105,955        $2,307,995

(c) Exhibits.

         Exhibit 10.1. Agreement and Plan of Merger by and among Lite King Corp,
Lite King Cabling Corp, and National Cabling Services, Inc. - 25 pages.

Item 8. Changes in Fiscal Year.

Not applicable.

Item 9. Regulation FD Disclosure.

Not applicable.

                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LITE KING CORP
                                             (Registrant)
Date: March 30, 2001
                                             /s/ Rob Personett
                                                 Rob Personett, Secretary/Treasurer